AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
January 2014

For the month of January 2014, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.55% and a net return of 1.50%. Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.48% for the month.

January gross relative performance: 0.07%

Performance for periods ended January 31, 2014
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.55%	0.10%	4.03%	5.16%	5.03%
HIT Total Net Rate of Return	1.50%	(0.34%)	3.58%	4.71%	4.60%
Barclays Capital Aggregate Bond Index	1.48%	0.12%	3.73%	4.93%	4.62%

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio -hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Mixed performance of the HIT’s agency multifamily mortgage-backed securities (MBS). Spreads to Treasuries for FHA/Ginnie Mae construction/permanent loan certificates tightened by 5 basis points (bps), whereas spreads to Treasuries for Ginnie Mae permanent loan certificates widened by 5 bps, and spreads for various Fannie Mae multifamily DUS securities increased by 5-6 bps. The mixed performance resulted from tightening spreads to swaps for these multifamily MBS at the same time swap spreads to Treasuries widened. For example, spreads to swaps for Ginnie Mae construction/permanent loan certificates, permanent loans certificates, benchmark Fannie Mae DUS 10/9.5s, and intermediate duration DUS 7/6.5s contracted by 12.5, 2.5, 1.5, and 1.5 bps, respectively. The HIT had 23.2% of its portfolio invested in DUS securities across various structures as of January 31, 2014, whereas the Barclays Aggregate does not hold DUS securities.

●
Very weak performance by corporate bonds, the worst performing major sector in the Barclays Aggregate with excess returns of -25 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 22.4% of the index as of January 2014.

●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the second highest among the four credit ratings buckets (AAA, AA,

AFL-CIO HOUSING INVESTMENT TRUST                                       January 2014 Performance Commentary

A, and BBB) of the Barclays Aggregate. Those returns were -6, 3, -25, and -52 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 92% of the HIT portfolio is AAA-rated or carried a government or government-sponsored enterprise guarantee compared to 72% for the Barclays Aggregate at the end of January.

Negative contributions to the HIT’s performance included:

●
The portfolio’s slightly short relative duration as interest rates fell across the yield curve. Two-, 5-, 10-, and 30-year Treasury rates dropped by 5, 25, 38, and 37 bps, respectively. At month-end the portfolio’s duration was 0.51 years shorter than the index.

●	The HIT’s overweight to spread-based assets as swap spreads widened for all maturities. Two-year spreads widened by approximately 2 bps, while 5-, 7-, and 10-year spreads increased by about 7 bps.

January 2014 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration

U.S. Treasuries	+1.36%	0	5.08
Agencies	+0.80%	-18	4.06
Single family agency MBS (RMBS)	+1.56%	-16	5.31
Corporates	+1.81%	-25	6.90
Commercial MBS (CMBS)	+0.82%	+13	3.22
Asset-backed securities (ABS)	+0.44%	+3	2.42
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	12/31/13	1/31/14	Change
1 Month	0.013%	0.033%	0.020%
3 Month	0.068%	0.023%	-0.046%
6 Month	0.089%	0.053%	-0.036%
1 Year	0.114%	0.086%	-0.028%
2 Year	0.382%	0.330%	-0.052%
3 Year	0.766%	0.666%	-0.100%
5 Year	1.743%	1.491%	-0.252%
7 Year	2.452%	2.124%	-0.328%
10 Year	3.029%	2.645%	-0.384%
30 Year	3.969%	3.599%	-0.370%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.